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Exhibit 10.18


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT ("Agreement") is made this 10 day of October, 2000 by Al T. Saker, [Insert Address], (the "Pledgor"), to Enterprises Solutions, Inc. ("Lender");

                                   WITNESSETH:

         WHEREAS, the Pledgor owns shares of Lender and Pledgor has guaranteed the repayment of a loan made to the Pledgor by the Lender and of certain additional obligations of Pledgor as set forth in a guarantee hereafter defined. Lender is unwilling to make such loan unless this Agreement is executed and delivered to it by the Pledgor:

         NOW, THEREFORE, in order to induce Lender to make the loan to Pledgor, Pledgor agrees with Lender as follows:

SECTION 1. REPRESENTATIONS AND WARRANTIES

         The Pledgor represents and warrants to Lender that:

         (a) The execution, delivery and performance of this Agreement by the Pledgor will not result in a violation of any mortgage, deed of trust, indenture, material contract, instrument, agreement, judgment, decree, order, statute, law, rule or regulation to which the Pledgor is subject, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time or both) a default under any such mortgage, deed of trust, indenture, material contract, instrument or agreement, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the respective properties or assets of the Pledgor, except as contemplated by the provisions of this Agreement;

         (b) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, in accordance with the terms hereof, and the Pledgor has good and lawful right and authority to execute the pledge provided for herein and to pledge the Stock;

         (c) As to each share of the Stock at any time pledged or required to be pledged hereunder;

               (v) the Pledgor is the sole legal, record and beneficial owner thereof, and the Pledgor has good and marketable title thereto,

               (vi) the Stock is validly issued, fully paid and non-assessable and the holder or holders thereof are not


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                    and will not be subject to any personal liability as such
                    holder,

               (vii) the Stock is and will remain free and clear of all security interests, pledges, liens or other encumbrances, and restrictions on the transfer and assignment thereof, except pursuant to this Agreement and those permitted in writing by Lender, and those restrictions imposed by the securities laws of the United States or any state thereof,

               (viii) there are no outstanding options, warrants or other requirements with respect to the Stock.


SECTION 2. PLEDGE OF STOCK, ETC.

         As security and collateral for the payment when and as due and payable of all and any of the principle amount of the Promissory Note in the amount of $7,500 executed on even date herewith ("Note"), for the due performance and compliance with by the Pledgor of all of the terms and Provisions of the Note, and for the due performance and compliance with by the Pledgor with all of the terms and provisions of the Note, and for the due performance and compliance with by the Pledgor of all of the terms and provisions of this Agreement and the Guaranty, the Pledgor hereby delivers, sets over, transfers, pledges, grants a security interest in and assigns to the Lender all of its right, title and interest in and to 24,000 shares of the Stock owned by the Pledgor on the date hereof (certificates therefor, accompanied by stock powers duly executed in blank by the Pledgor, having been delivered to Lender). All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", and the Pledged Stock is hereinafter called the "Collateral".

SECTION 3. VOTING, ETC.

         Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote its shares of the Pledged Stock and to give consents, waivers, and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would violate or not comply with any of the terms and provisions of this Agreement or of the Note. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing. If there shall have occurred an Event of Default, the Pledgor hereby grants to the Lender an irrevocable proxy coupled with an interest for the Pledged Stock pursuant to which proxy the Lender shall be entitled to vote or consent in its discretion and in such event the Pledgor agrees to deliver to the Lender such further evidence of such proxy as the Lender may request.

SECTION 4. DIVIDENDS AND OTHER DISTRIBUTIONS

         Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and permitted by the provisions of the Note shall be paid to Pledgor, provided that all cash dividends payable in respect of the Pledged Stock which are determined by Lender, in its absolute discretion, to


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represent in whole or in part, an extraordinary, liquidating or other distribution in return of capital shall be paid to the Lender and retained by it as part of the Collateral.

SECTION 5. EVENTS OF DEFAULT

         The occurrence of any one or more of the following events (herein sometimes referred to as "Events of Default") shall constitute a default hereunder, and all such Events of Default are individually and collectively included in the term "Default" as used herein:

               (e) If any representation or warranty made herein by the Pledgor shall prove to be false or misleading in any material respect on the date as of which the same was made, and the same shall remain uncured for a period of ninety (90) days after the date of written notice thereof from the Lender to the Pledgor; or

               (f) If the Pledgor shall fail to duly perform, comply with or observe any of the terms, covenants and provisions of this Agreement, and such failure shall continue uncured for more than ninety (90) days after the date of written notice thereof from the Lender to the Pledgor; or

               (g) If there shall exist a default or an event of default as defined in the Note or an event which, upon notice or lapse of time or both, would constitute such a default or such an event of default or both; or

               (h) If the Pledgor shall make a general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself, or consenting to, or acquiescing in, any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer or other pleading admitting or shall fail to deny or contest the material allegations of a petition filed against it in any such proceeding, or shall seek, or consent to or acquiesce in, the appointment of any trustee, receiver or liquidator of the Pledgor or any part of its property, or the Pledgor, or its directors or stockholders shall take any corporate action looking to the liquidation or dissolution of the Pledgor.

SECTION 6. REMEDIES UPON DEFAULT

         In case an Event of Default shall have occurred and be continuing, the Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law or otherwise including, without limitation, those of a secured party under the Uniform Commercial Code) for the protection and enforcement of its rights in respect of the Collateral, and the Lender shall be entitled, without limitation:

          (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 5 to Pledgor; (b) to transfer and register all or any part of the Pledged Stock into the Lender's name or the name of its nominee or nominees;


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          (c) to vote all or any part of the Pledged Stock (whether or not transferred or registered into the name of the Lender) and give all consents, waivers and ratifications in respect thereof and otherwise act with respect to the Collateral as though it were the outright owner thereof pursuant to the proxy granted heretofore in Section 4 hereof;

SECTION 7. REMEDIES, ETC. CUMULATIVE

         Each right, power and remedy of the Lender provided for in this Agreement or in the Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Lender of any one or more of the rights, powers or remedies provided for in this Agreement or in the Note or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Lender of all such other rights, powers or remedies, and no failure or delay on the part of the Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

SECTION 8. PLEDGOR'S OBLIGATIONS ABSOLUTE

         The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, lessened or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, substitution, amendment or modification of or addition or supplement to or deletion from the Note or this Agreement, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note or this Agreement, or any exercise of nonexercise of any right, remedy, power or privilege under or in respect of the Note or this Agreement; (c) any furnishing of any additional collateral or security to the Lender or its assignee or any acceptance thereof or any release of any collateral or security in whole or in part by the Lender or its assignee under this Agreement or otherwise; (d) any limitation on any party's liability or obligations under the Note or under this Agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor, or any action taken with respect to this Agreement or the Note, or by any court, in any such proceeding; or (f) any other circumstances; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

SECTION 9. FURTHER ASSURANCES

         The Pledgor at its expense will execute, acknowledge and deliver all such instruments and take all such action as the Lender may request in order further to effectuate the purposes of this Agreement and to carry out the terms hereof.


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SECTION 10. TERMINATION AND RELEASE

         Upon the payment in full of the Liabilities in accordance with the terms of the Note this agreement shall terminate and the Lender, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Lender hereunder.

SECTION 11. NOTICES, ETC.

         All notices hereunder shall be in writing and shall be delivered or mailed by certified mail, return receipt requested, postage prepaid, addressed
(a) if to the Pledgor at the address set forth in the preamble to this Agreement or at such other address as the Pledgor shall have furnished in writing to the Lender and (b) if to the Lender at 140 Wood Road, Suite 200, Braintree, MA 02184, or at such other address as the Lender shall have furnished in writing to the Pledgor.

SECTION 12. MISCELLANEOUS

         This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. The representations, covenants and agreements of the Pledgor herein contained shall survive the date hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and may be executed in two or more counterparts. This Agreement shall be governed by and construed in accordance with the laws of Massachusetts.

         IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered as of the date first above written.

Enterprises Solutions, Inc.                 Al T. Saker


By: /s/John A. Solomon                      /s/Al T. Saker
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